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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 17, 2007

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.


On December 17, 2007, Research Frontiers Incorporated announced that Asahi Glass group company AGC Flat Glass Europe SA (formerly known as Glaverbel SA) acquired a new non-exclusive worldwide license from Research Frontiers to make SPD-Smart(tm) architectural windows.

The new license agreement, which renews and replaces Glaverbel's prior license agreement from Research Frontiers, provides for a 5-10% royalty payable to Research Frontiers on sales of licensed products. Other license provisions, including fees and minimum annual royalties payable to Research Frontiers, were not disclosed.

The foregoing description of the license agreement with AGC Flat Glass Europe SA does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a copy of which is attached as Exhibit 10.48 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

10.48 License Agreement effective as of December 14, 2007 between
Research Frontiers Incorporated and AGC Flat Glass Europe SA filed herewith with portions of this document omitted pursuant to the Registrant's request for confidential treatment and filed separately with the Securities and Exchange Commission, and incorporated herein by reference.

99.1 Research Frontiers Press Release dated December 17, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED

Dated: December 17, 2007

                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President